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                                  EXHIBIT 10.9B

              INTERCREDITOR AGREEMENT FOR $40,000,000 SENIOR NOTES

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                            INTERCREDITOR AGREEMENT

                           Dated as of August 1, 1995

                                     Among

                                BANK OF AMERICA
                     NATIONAL TRUST AND SAVINGS ASSOCIATION

                                       And

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA,
                 TRANSAMERICA LIFE INSURANCE & ANNUITY COMPANY,
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                                       and
                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

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                            INTERCREDITOR AGREEMENT

         Intercreditor Agreement dated as of August 1, 1995 among Bank of America National Trust and Savings Association (the "Lender") and Teachers Insurance and Annuity Association of America, Transamerica Life Insurance & Annuity Company, Transamerica Occidental Life Insurance Company and New England Mutual Life Insurance Company (each institution is referred to herein as a "Noteholder" and the institutions are collectively referred to herein as the "Noteholders"; the Noteholders and the Lender are individually referred to herein as a "Creditor" and are collectively referred to herein as the "Creditors").

                                   RECITALS:

         A. Under and pursuant to the Note Agreement dated as of August 1, 1995 (the "Note Agreement"), among Williams-Sonoma, Inc., a California corporation (the "Company"), and each of the Noteholders, the Company has issued and sold to the Noteholders $40,000,000 aggregate principal amount of its 7.20% Senior Notes, Due August 8, 2005 (the "Notes").

         B. Under and pursuant to that certain Amended and Restated Credit Agreement dated as of October 13, 1994 (as such agreement may be modified, amended, renewed or replaced, including any increase in the amount thereof, the "Bank Credit Agreement") between the Company and the Lender, the Lender has made available to the Company certain credit facilities in a current aggregate principal amount up to $100,000,000 (all amounts outstanding in respect of said credit facilities being hereinafter collectively referred to as the "Loans").

         C. In connection with the execution of the Bank Credit Agreement and as security for the Loans made thereunder, Williams-Sonoma Stores, Inc., The Pottery Barn East, Inc., Gardener's Eden, Inc., Hold Everything, Inc. and Chambers Catalog Company, Inc., each of which are wholly-owned subsidiaries of the Company (collectively, the "Subsidiary Guarantors") have guaranteed to the Lender the payment of the Loans and all other obligations of the Company under the Bank Credit Agreement under those


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certain separate and several Continuing Guaranty agreements (as such agreements may be modified, amended, renewed or replaced, including any increase in the amount thereof, collectively, the "Lender Guaranty").

         D. The Subsidiary Guarantors are entering into a Guaranty Agreement (the "Noteholder Guaranty") dated as of the date hereof pursuant to which the Subsidiary Guarantors shall guarantee to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Agreement. The Lender Guaranty and the Noteholder Guaranty are each hereinafter referred to as a "Subsidiary Guaranty."

         E. As consideration for the purchase by the Noteholders of the Notes, the Lender has agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree a follows:

SECTION 1. DEFINITIONS.

         The following terms shall have the meanings assigned to them below in this SECTION 1 or in the provisions of this Agreement referred to below:

         "Bank Credit Agreement" shall have the meaning assigned thereto in the Recitals hereof.

         "Bankruptcy Proceeding" shall mean, with respect to any person, a general assignment of such person for the benefit of its creditors, or the institution by or against such person of any proceeding seeking relief as debtor, or seeking to adjudicate such person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such person or for any substantial part of its property.

         "Company" shall have the meaning assigned thereto in the Recitals hereof.


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         "Creditor" shall have the meaning assigned thereto in the introductory paragraph hereto.

         "Excess Guaranty Payment" shall mean as to any Creditor an amount equal to the Guaranty Payment received by such Creditor less the Pro Rata Share of Guaranty Payments to which such Creditor is then entitled.

         "Guaranty Payment" shall have the meaning assigned thereto in SECTION
2.

         "Lender" shall have the meaning assigned thereto in the introductory paragraph hereto.

         "Lender Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

         "Loans" shall have the meaning assigned thereto in the Recitals hereof.

         "Note Agreement" shall have the meaning assigned thereto in the Recitals hereof.

         "Noteholder" shall have the meaning assigned thereto in the introductory paragraph hereto.

         "Noteholder Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

         "Notes" shall have the meaning assigned thereto in the Recitals hereof.

         "Pro Rata Share of Guaranty Payments" shall mean as of the date of any Guaranty Payment to a Creditor under a Subsidiary Guaranty an amount equal to the product obtained by multiplying (x) the amount of all Guaranty Payments made by the Subsidiary Guarantor to all Creditors concurrently with the payments to such Creditor less all reasonable costs incurred by such Creditors in connection with the collection of such Guaranty Payments by (y) a fraction, the numerator of which shall be the Specified Amount owing to such Creditor, and the denominator of which is the aggregate amount of all outstanding Subject Obligations (without giving effect in the denominator to the application of any such Guaranty Payments).


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         "Receiving Creditor" shall have the meaning assigned thereto in SECTION
2.

         "Specified Amount" shall mean as to any Creditor the aggregate amount of the Subject Obligations owed to such Creditor.

         "Subject Obligations" shall mean all principal of, premium, if any, and interest on, the Notes and the Loans and all other obligations of the Company under or in respect of the Notes and the Loans and under the Note Agreement and the Bank Credit Agreement and any other obligations of the Company to the Lender which are guaranteed by the Lender Guaranty; provided that any amount of such Subject Obligations which is not allowed as a claim enforceable against the Company in a Bankruptcy Proceeding under applicable law shall be excluded from the computation of "Subject Obligations" hereunder.

         "Subsidiary Guarantors" shall have the meaning assigned thereto in the Recitals hereof.

         "Subsidiary Guaranty" shall have the meaning assigned thereto in the Recitals hereof.

SECTION 2. SHARING OF RECOVERIES.

Each Creditor hereby agrees with each other Creditor that payments (including payments made through setoff of deposit balances or otherwise or payments or recoveries from any security interest granted to any Creditor, including, without limitation, the security interests granted to the Lender under and pursuant to clause (9) of the Lender Guaranty) made pursuant to the terms of a Subsidiary Guaranty (a "Guaranty Payment") (x) within 90 days prior to the commencement of a Bankruptcy Proceeding with respect to any Subsidiary Guarantor or the Company or (y) following the acceleration of the Notes or the Loans or the acceleration of any other Subject Obligation, shall be shared so that each Creditor shall receive its Pro Rata Share of Guaranty Payments. Accordingly, each Creditor hereby agrees that in the event (a) an event described in clauses
(x) or (y) above shall have occurred, (b) any Creditor shall receive a Guaranty Payment (a "Receiving Creditor"), and (c) any other Creditor shall not concurrently receive its Pro Rata Share of Guaranty Payments from the same Subsidiary Guarantor, then the Receiving Creditor shall promptly remit the Excess Guaranty Payment to each other Creditor who shall then be entitled thereto so that after giving effect to such payment (and any other payments then being made by any other Receiving Creditor pursuant to this SECTION 2) each Creditor shall have received its Pro Rata Share of Guaranty Payments.

         Any such payments shall be deemed to be and shall be made in consideration of the purchase for cash at face value, but without recourse, ratably from the other Creditors such amount of Notes or Loans (or interest therein), as the case may be, to the extent necessary to cause such Creditor to share such Excess Guaranty Payment with the other Creditors as hereinabove provided; provided, however, that if any such purchase or


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payment is made by any Receiving Creditor and if such Excess Guaranty Payment or part thereof is thereafter recovered from such Receiving Creditor by any Subsidiary Guarantor (including, without limitation, by any trustee in bankruptcy of any Subsidiary Guarantor or any creditor thereof), the related purchase from the other Creditors shall be rescinded ratably and the purchase price restored as to the portion of such Excess Guaranty Payment so recovered, but without interest; and provided further nothing herein contained shall obligate any Creditor to resort to any setoff, application of deposit balance or other means of payment under any Subsidiary Guaranty or avail itself of any recourse by resort to any property of the Company or any Subsidiary Guarantor, the taking of any such action to remain within the absolute discretion of such Creditor without obligation of any kind to the other Creditors to take any such action.

SECTION 3. AGREEMENTS AMONG THE CREDITORS.

         Section 3.1. Independent Actions by Creditors. Nothing contained in this Agreement shall prohibit any Creditor from accelerating the maturity of, or demanding payment from any Subsidiary Guarantor on, any Subject Obligation of the Company to such Creditor or from instituting legal action against the Company or any Subsidiary Guarantor to obtain a judgment or other legal process in respect of such Subject Obligation, but any funds received from any Subsidiary Guarantor in connection with any recovery therefrom shall be subject to the terms of this Agreement.

         Section 3.2. Relation of Creditors. This Agreement is entered into solely for the purposes set forth herein, and no Creditor assumes any responsibility to any other party hereto to advise such other party of information known to such other party regarding the financial condition of the Company or any Subsidiary Guarantor or of any other circumstances bearing upon the risk of nonpayment of any Subject Obligation. Each Creditor specifically acknowledges and agrees that nothing contained in this Agreement is or is intended to be for the benefit of the Company or any Subsidiary Guarantor and nothing contained herein shall limit or in any way modify any of the obligations of the Company or any Subsidiary Guarantor to the Creditors.

         Section 3.3. Acknowledgment of Guaranties. The Lender hereby expressly acknowledges the existence of the Noteholder Guaranty and the


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Noteholders hereby expressly acknowledge the existence of the Lender Guaranty.

SECTION 4. MISCELLANEOUS.

         Section 4.1. Entire Agreement. This Agreement represents the entire Agreement among the Creditors and, except as otherwise provided, this Agreement may not be altered, amended or modified except in a writing executed by all the parties to this Agreement.

         Section 4.2. Notices. Notices hereunder shall be given to the Creditors at their addresses as set forth in the Note Agreement or the Bank Credit Agreement, as the case may be, or at such other address as may be designated by each in a written notice to the other parties hereto.

         Section 4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Creditors and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any future holder or holders of any Subject Obligations, and the term "Creditor" shall include any such subsequent holder of Subject Obligations, wherever the context permits.

         Section 4.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by all of the Creditors.

         Section 4.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         Section 4.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 4.7. Sale of Interest. No Creditor will sell, transfer or otherwise dispose of any interest in the Subject Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.


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         Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 4.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).


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         IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed as of the date first above written.

                                                BANK OF AMERICA
                                                  NATIONAL TRUST AND
                                                  SAVINGS ASSOCIATION

                                                By
                                                  Its

                                                TEACHERS INSURANCE AND
                                                  ANNUITY ASSOCIATION OF
                                                  AMERICA

                                                By /s/ Charles C. Thompson, III
                                                   -----------------------------
                                                   Its Managing Director-Private
                                                   Placement

                                                TRANSAMERICA LIFE
                                                  INSURANCE & ANNUITY
                                                  COMPANY

                                                By /s/ John M. Casparian
                                                   -----------------------------
                                                   Its Investment Officer

                                                TRANSAMERICA OCCIDENTAL
                                                  LIFE INSURANCE
                                                  COMPANY

                                                By /s/ John M. Casparian
                                                   -----------------------------
                                                   Its Investment Officer

                                                NEW ENGLAND MUTUAL LIFE
                                                  INSURANCE COMPANY

                                                By /s/Frances Shedd Fisher
                                                   -----------------------------
                                                   Its Investment Officer


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         The undersigned hereby acknowledge and agree to the foregoing
Agreement.

                                                WILLIAMS-SONOMA, INC.

                                                By /s/ Russell Solt
                                                   -----------------------------
                                                   Its Chief Financial Officer
                                                   and Secretary

                                                WILLIAMS-SONOMA STORES, INC.

                                                By /s/ Russell Solt
                                                   -----------------------------
                                                   Its Chief Financial Officer
                                                   and Secretary

                                                THE POTTERY BARN EAST, INC.

                                                By /s/ Russell Solt
                                                   -----------------------------
                                                   Its Chief Financial Officer
                                                   and Secretary

                                                GARDENER'S EDEN, INC.

                                                By /s/ Russell Solt
                                                   -----------------------------
                                                   Its Chief Financial Officer
                                                   and Secretary

                                                HOLD EVERYTHING, INC.

                                                By /s/ Russell Solt
                                                   -----------------------------


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                                                   Its Chief Financial Officer
                                                   and Secretary

                                                CHAMBERS CATALOG COMPANY, INC.

                                                By /s/ Russell Solt
                                                   -----------------------------
                                                   Its Chief Financial Officer
                                                   and Secretary

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